Exhibit 99.4

Merlin and Inflection Point Acquisition Corp. IV Announce Closing of Business Combination

Transaction provides more than $200M in gross proceeds to accelerate commercialization of AI-powered autonomous aviation

Merlin to Begin Trading on March 17th on the NASDAQ Under Ticker Symbol “MRLN”

Boston, Mass. — March 16, 2026 — Merlin, Inc., an aerospace and defense technology company building the operating system of record for autonomous flight, today announced the closing of its business combination with Inflection Point Acquisition Corp. IV, a SPAC led and backed by the management team of Inflection Point Asset Management (Inflection Point). The Business Combination was approved by Inflection Point Acquisition Corp. IV stockholders in a special meeting held on March 12, 2026 and formally closed on March 16, 2026. On March 17, 2026, the combined company will begin trading on NASDAQ under the ticker symbol “MRLN.”

The transaction provides approximately $200 million in gross proceeds, including a fully committed PIPE anchored by Inflection Point, existing Merlin investors, including Baillie Gifford, and several new institutional investors. The capital further strengthens the company’s balance sheet. As a leading defense prime contractor for AI-powered autonomous aviation. The deal values Merlin at $800 million pre-money.

Merlin believes the future of flight is autonomous and with the completion of this transaction, the company is positioned to scale deployment of the Merlin Pilot, an AI-powered autonomous flight system designed from first principles for the purpose of flying any aircraft — military or civilian — from takeoff to touchdown, with or without a human crew on board. Every aircraft equipped with the Merlin Pilot generates data that can make the system smarter. Each new aircraft type, environment, and mission can expand the platform’s capabilities - creating compounding advantages that grow with every flight. Autonomy replaces legacy constraints with possibilities across aircraft design, flight economics, mission profiles, and the role of humans. Merlin is built from the ground up to anticipate these possibilities, and to pioneer this autonomous future’s certified, regulated and replicable commercial solutions.

“At Merlin, we are rethinking what flight can be. Aviation up to now was defined by the humans who fly aircraft — and so aviation design, engineering, and operations reflected a human focus. Merlin was founded on the insight that, when you challenge that core human-centricity and all its related assumptions, the nature and possibilities of aviation change. We believe those shifts create a massive economic and industrial opportunity,” said Matt George, CEO and founder of Merlin. “We are working with our customers and partners to identify all the ways that assured autonomy can solve real problems and meaningfully improve mission execution and outcomes. We hope our investors will appreciate and understand our methodical approach to innovating and building for the long term.”

“We believe Merlin is building the world’s leading AI-enabled autonomous pilot, with applications capable of transforming national security and civil aviation,” said Michael Blitzer, CEO of Inflection Point. “Today’s public listing strengthens the company’s first-mover advantage, opens new opportunities for partnerships with many of the world’s leading aerospace companies, and provides a platform to consolidate a fragmented, high-growth industry. Merlin is a strategically important asset at an inflection point of growth, and is uniquely positioned to lead the next era of aviation autonomy.”

Inflection Point is an experienced SPAC sponsor that seeks to identify, take public, and scale high-impact and strategically important technology companies. Its prior transactions are Intuitive Machines (Nasdaq: LUNR) and USA Rare Earth (Nasdaq: USAR).

Advisors

TD Cowen acted as exclusive Financial and Capital Markets Advisor to Merlin. TD Cowen, Cantor Fitzgerald and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, served as joint placement agents on the PIPE in connection with the Business Combination. Raymond James and Canaccord Genuity served as Capital Market Advisors to Merlin and Inflection Point, respectively. Latham & Watkins LLP served as legal counsel to Merlin. White & Case LLP served as legal counsel to Inflection Point. Greenberg Traurig, LLP served as legal counsel to TD Cowen, Cantor Fitzgerald, Raymond James and Canaccord Genuity.

About Merlin

Merlin is an aerospace and defense technology company building the operating system of record for autonomous flight. Through a first-principles approach, the company is redefining what’s possible across aviation, aerospace, and defense with the goal of delivering full-stack autonomy for any aircraft, military or civilian, from takeoff to touchdown. The Merlin Pilot system powers a growing range of aircraft and mission profiles, proven through hundreds of autonomous flights from test facilities across the globe. With $100M+ total in awarded contracts from military customers, Merlin is advancing American leadership in autonomous aviation by helping to solve national security challenges through safe, reliable autonomy. To learn more, visit www.merlinlabs.com or follow us on X @merlinaero.

Media Contact

Kristen Georgette

617-842-6064

merlin@pluckpr.com

Investor Relations Contact

investor.relations@merlinlabs.com

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the estimated or anticipated future results and benefits of the combined company following the business combination, future opportunities for the combined company and other statements that are not historical facts.

These statements are based on the current expectations of Merlin’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Merlin. These statements are subject to a number of risks and uncertainties regarding Merlin’s business, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the closing of the business combination; failure to realize the anticipated benefits of the business combination; the risk that the business combination disrupts current plans and operations as a result of the consummation of the business combination; the risks related to the rollout of Merlin’s business and the timing of expected business milestones; the effects of competition on Merlin’s business; the ability of the combined company to execute its growth strategy, manage growth profitably and retain its key employees; the ability of the combined company to obtain or maintain the listing of its securities on a U.S. national securities exchange following the business combination; costs related to the business combination; and other risks that will be detailed from time to time in filings with the U.S. Securities and Exchange Commission (the “SEC”). The foregoing list of risk factors is not exhaustive. There may be additional risks that Merlin does not know or that Merlin currently believes are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide Merlin’s expectations, plans or forecasts of future events and views as of the date of this communication. Merlin anticipates that subsequent events and developments will cause their assessments to change. However, while Merlin may elect to update these forward-looking statements in the future, Merlin specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Merlin’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or results of such forward-looking statements will be achieved.

Photos accompanying this announcement are available at:

https://www.globenewswire.com/NewsRoom/AttachmentNg/edca0328-818f-4824-b649-bac06cb6ace7

https://www.globenewswire.com/NewsRoom/AttachmentNg/43ab92ed-ed07-4125-9df2-0ab697b23f60

Attachments:

Merlin’s aircraft flying overhead at the company’s Quonset, RI hangar

A C-130J flying overhead at Merlin’s Quonset, RI hangar

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